(10)(a) Independent Auditors' Consent
INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 6 to Registration Statement No. 333-96115 of Allstate Life Insurance Company Separate Account A of Allstate Life Insurance Company on Form N-4 of our report dated February 23, 2001 relating to the consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company, and our report dated March 16, 2001 relating to the financial statements of Allstate Life Insurance Company Separate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life Insurance Company Separate Account A), which is part of such Registration Statement, and to the references to us under the heading "Experts" in such Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
April 19 2001




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(10)(b) Consent of Foley & Lardner




                                   CONSENT OF
                                 FOLEY & LARDNER




We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 6 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-96115).


                                                /s/  Foley & Lardner
                                                     FOLEY & LARDNER



Washington, D.C.
April 12, 2001